GS Mortgage-Backed Securities Trust 2022-RPL2

Exhibit 99.3 - Schedule 1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by an affiliate of Goldman Sachs Mortgage Company (the “Client”) through bulk purchase(s). The Review included a total of 27 re-performing residential mortgage loans. The Review was conducted from June 7, 2018 to July 3, 2018.

Scope of Review

The Review consisted of a sample population of 27 loans consisting of the below scopes.

Scope	Loans Reviewed
Compliance Only	4
Compliance and Modification	8
Modification Only	15
Total	27

Compliance Review:

The sample population was determined and provided by the Client. The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations (“NRSRO(s)”), identified below:

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third -Party Due Diligence Criteria for U.S. RMBS Transaction, September 1, 2020
Fitch Ratings	Fitch Ratings – U.S. RMBS Rating Criteria – May 4th, 2021

Digital Risk performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complied with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

The Compliance Review was based on the vintage of the Loan. In general, Loans will be categorized as “TRID,” “RESPA,” or “Pre-RESPA,” to identify the primary regulatory environment for the Loan. Digital Risk also reviewed Loans for compliance with additional applicable regulations.

A.	TRID Requirements

This section is applicable to Loans originated on or after October 3, 2015, which are subject to the TILA/RESPA Integrated Disclosure Rule (“TRID”). For TRID Loans, the Compliance Review will include:

1.	Loan Estimates (“LEs”)

●	Review the Initial LE and confirm (i) the correct form was used; (ii) all sections of the Initial LE are completed; and (iii) the Initial LE accurately reflects the information provided to Digital Risk

●	If there is a Revised LE, confirm (i) that there is a “valid reason” for the Revised LE; and (ii) that the Revised LE was issued within three (3) days of the change.

●	Determine which LE in the file is the “final binding” LE for the purpose of Tolerance Testing. A Revised LE that is issued after the CD, or that does not state a valid reason for why it was used, will not be used for the purposes of Tolerance Testing. All revised LEs issued to the consumer will be reviewed for accuracy of terms.

●	Confirm initial LE was delivered within three (3) business days from the application date, and at least seven (7) business days prior to the consummation date.

●	Confirm revised LE was delivered within three (3) business days from date of the “valid reason” giving rise to the Revised LE, and at least four (4) business days prior to the consummation date.

2.	Closing Disclosures (“CDs”)

1.	Review the CD review and confirm (i) the correct form was used; (ii) all sections of the CD are completed; and (iii) the CD accurately reflects the information provided to Digital Risk.

2.	If a subsequent CD is issued, confirm (i) that there was a valid reason for the change; (ii) that the CD was issued within three (3) days of the change; and (iii) whether the reason for the change requires a new 3-day waiting period prior to the consummation date.

3.	Confirm Initial CD, and any subsequent CD with material changes (i.e. changes that require a new waiting period), was received at least three (3) business days prior to the consummation date.

3.	Tolerance Testing

●	Compare the fees disclosed in the final binding LE to those in the final CD, and confirm that final CD fees are within the permitted tolerances.

4.	Subsequent Changes

●	Review the file to determine (i) whether there is evidence that certain changes or errors (per the regulation) were discovered subsequent to closing, (ii) and whether the Loan originator followed the prescribed cure. Test for evidence such as a copy of the refund check, or a corrected, post-consummation CD (“PCCD”).

5.	Exclusions

For TRID, Digital Risk will not test:

●	Loan types that are excluded from compliance with TRID:

●	Technical formatting of disclosures.

●	Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

●	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, Whether prohibited fees were collected prior to the initial LE being issued

●	Whether any fee is a “bona fide” fee for third-party services

B.	RESPA 2010 Requirements

This section is applicable to Loans originated between January 1, 2010 and October 2, 2015, which are subject to the Real Estate Settlement Procedures Act (2010) (“RESPA 2010”), aka Regulation X (“RESPA 2010”). For RESPA 2010 Loans, the Compliance Review will include:

1.	Good Faith Estimates (“GFEs”)

Confirm the presence of the current GFE form in effect at the time of origination, and verify timely delivery of the initial GFE to the borrower (within three (3) business days of application).

Verify that all broker fees were accurately disclosed and reflected in the appropriate locations, including Yield Spread Premium (“YSP”). Ensure fees are reasonable and customary fees for the lender, title company, and escrow company, and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the GFE.

2.	Revised GFEs

If the file contains a revised GFE:

a.	Determine whether the file requires evidence of “Changed Circumstances” due to an unexpired rate lock, and if so, determine whether the file contains evidence of valid Changed Circumstances

b.	Confirm that the revised GFE was delivered to the borrower within three (3) business days of (i) the Loan originator receiving information sufficient to establish the Changed Circumstances, or (ii) the borrower locking in a new rate.

3.	Final HUD-1

Verify that the correct HUD-1 form was used, and that the Final HUD-1 accurately lists all fees disclosed on the GFE.

4.	Tolerance Testing

Compare the fees disclosed in the final binding GFE to those in the final HUD-1, and confirm that final HUD-1 fees are within the permitted tolerances.

Confirm that all fees are accurately reflected in the correct tolerance category on the GFE and HUD-1, and that Loan terms are accurately disclosed between the GFE and HUD-1. If applicable, determine the cost for the Loan originator to cure tolerance or other violations, and verify documentation of appropriate restitution to the borrower.

B.	Other TILA Requirements

Digital Risk reviewed all Loans for compliance with the below general Truth in Lending Act (“TILA”) requirements:

1.	Truth in Lending Disclosure

●	Review the Truth in Lending Disclosure; Determine if executed by all required parties.

●	Recalculate APR and Finance Charge, payment streams, principal and interest calculations; compare to the Loan originator’s original disclosed calculations, and determine if disclosure differences are within allowed tolerances.

2.	Notice of Right to Cancel (Rescission)

If applicable, verify the transaction date and expiration date, ensure proper execution of the Notice of Right to Cancel by all required parties; verify the disbursement date; and determine if a full three (3) day rescission period was adequately provided to the borrower(s).

3.	Federal Disclosures

Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures, including:

●	ARM Disclosure

●	Right to Receive Copy of Appraisal

4.	Originator License

Confirm through NMLS the Loan originator and originating firm’s license status was active and properly disclosed on appropriate Loan documents.

5.	Closing Documents

Review closing documents to ensure that the Loan information is complete, accurate, and consistent with other documents, and confirm collateral documents have been recorded or sent for recording.

Modification Review, review and methodology

“Step Rate Modification Review” means that Digital Risk reviewed modification activity, both finalized and pending, to ensure data is accurate to the time of transfer by reviewing loan documents, and servicing notes. The Step Rate Modification Review was conducted as follows:

Required Data Fields

Client provided the following data fields, along with required documents set forth on the Source Document Matrix provided by Digital Risk.

Required Data Fields – Step Rate Modification Review
Servicer Loan Number	Client Loan Number	Property State	Mod 1st Payment Date
Modification Type	Total Capitalized Amount	Deferred Amount	Mod Initial P&I
Forgiven Principal	Initial Modified Rate	Initiate Modified Rate Effect Date	Maturity Date
First Step Rate Change	First Step Rate Change Date	Second Step Rate Change	Second Step Rate Change Date
Third Step Rate Change	Third Step Rate Change Date	Fourth Step Rate Change	Fourth Step Rate Change Date

Scope of Review

●	Captured the data elements from the modification agreement document;

●	Performed a side-by-side comparison of the data in the data file to data captured from the document; and

●	Determined deficiencies in the interest rate steps, deferred/forgiven principal amounts and term

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 23.08% of the loans received a “C” grade or lower, with 7.69% receiving a “D” grade. 86.66% of the loans received a “B” grade or higher, with 38.46% of the pool receiving an “A” grade.

Final Loan Grades for compliance only loans:

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	5	$607625.47	38.46%
Event Grade B	5	$540355.00	38.46%
Event Grade C	2	$129780.00	15.38%
Event Grade D	1	$175988.00	7.69%
Total Sample	13	$1453748.47	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	5	$607625.47	38.46%
Event Grade B	5	$540355.00	38.46%
Event Grade C	2	$129780.00	15.38%
Event Grade D	1	$175988.00	7.69%
Total Sample	13	$1453748.47	100.00%

Event Grade Definitions

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.